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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 12, 2000



                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



    MICHIGAN                         0-8503                 38-2144267
(State or other                   (Commission            (I.R.S. Employer
jurisdiction of                   File Number)          Identification No.)
 incorporation)


405 WATER STREET, PORT HURON, MICHIGAN                        48060
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code  810-987-2200
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

1. Underwriting Agreement dated April 12, 2000 between Semco Energy, Inc. and Edward D. Jones & Co., L.P., as underwriter relating to the sale and issuance of $30,000,000 principal amount of 8% Senior Notes Due 2010

2.   Form of 8% Senior Notes Due 2010
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  SEMCO Energy, Inc.
                                                      (Registrant)

Dated: April 13, 2000                             By:  /s/ Sebastian Coppola
                                                      -----------------------
                                                       Sebastian Coppola
                                                       Senior Vice President and
                                                       Chief Financial Officer






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                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
-----------              -----------

  EX-1               Underwriting Agreement

  EX-99.2            Form of 8% Senior Notes Due 2010